Exhibit 10.7

SOLV ENERGY, INC.

FORM OF INDEMNIFICATION AGREEMENT

THIS INDEMNIFICATION AGREEMENT (this “Agreement”) is made and entered into as of ____________, by and between SOLV Energy, Inc., a Delaware corporation (the “Company”), and _______________ (“Indemnitee”).

WHEREAS, highly competent persons have become reluctant to serve corporations as directors, officers, employees, agents and in other capacities unless provided adequate rights to indemnification, contribution, and advancement of expenses in connection with actions and claims against them arising out of their service to and activities on behalf of the corporations they serve;

WHEREAS, the Board of Directors of the Company (the “Board”) has determined that it is reasonable, prudent, and necessary for the Company to contractually obligate itself to provide indemnification, contribution, and advancement of expenses to persons who serve the Company as directors, officers, employees, and agents and in other capacities to the fullest extent permitted, and as in as favorable a manner as permitted, by the General Corporation Law of the State of Delaware, and under the public policy of the State of Delaware, including as Delaware statutory and case law and public policy may change in the future, so that highly competent persons will serve and continue to serve the Company as directors, officers, employees, agents and in other capacities free from undue concern that they may not receive indemnification, contribution, and advancement of expenses against actions and claims against them arising out of their service to and activities on behalf of the Company;

WHEREAS, this Agreement is a supplement to and in furtherance of the Certificate of Incorporation of the Company as amended from time to time (the “Certificate of Incorporation”), the Bylaws of the Company as amended from time to time (the “Bylaws”), and any resolution of the Board, vote of stockholders, or any other agreement concerning the subject matter of this Agreement, in the past and in the future, and does not in any way diminish or abrogate any rights of Indemnitee under the Certificate of Incorporation, Bylaws, resolution of the Board, vote of stockholders, or any other agreement concerning the subject matter of this Agreement;

WHEREAS, Indemnitee is willing to serve the Company as a director, officer, employee, or agent or in other capacities on the condition that Indemnitee has the rights stated in this Agreement, this is a material condition of Indemnitee’s willingness to serve the Company as a director, officer, employee, agent, or in other capacities, and the Company desires Indemnitee to serve the Company as a director, officer, employee, agent, and in other capacities; and

WHEREAS, the Company acknowledges that Indemnitee may have rights to indemnification, contribution, and advancement of expenses, as well as to insurance, provided by one or more third parties (“Third Party Indemnitors”), which the Company, Indemnitee, and Third Party Indemnitors intend to be secondary to the primary obligation of the Company to provide Indemnitee indemnification, contribution, and advancement of expenses as provided in this Agreement.

NOW, THEREFORE, in consideration of Indemnitee’s agreement to serve the Company, the Company and Indemnitee agree as follows:

1. Indemnification of Indemnitee. The Company agrees to indemnify and hold harmless Indemnitee as follows :

(a) Indemnification in Proceedings Other Than Proceedings By or In the Right of the Company. To the fullest extent permitted by law, Indemnitee shall be entitled to indemnification pursuant to this Section 1(a) if, by reason of Indemnitee’s Corporate Status (defined in Section 13(c)), Indemnitee is, or is threatened to be made, a party to a Proceeding (defined in Section 13(g)) other than a Proceeding by or in the right of the Company. The right to indemnification pursuant to this Section 1(a) includes the right to be indemnified against judgments, penalties, fines, amounts paid in settlement, and Expenses (defined in Section 13(e)) actually and reasonably paid or incurred by or on behalf of Indemnitee in connection with the Proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal Proceeding, had no reasonable cause to believe Indemnitee’s conduct was unlawful.

(b) Indemnification in Proceedings By or In the Right of the Company. To the fullest extent permitted by law, Indemnitee shall be entitled to indemnification pursuant to this Section 1(b) if, by reason of Indemnitee’s Corporate Status, Indemnitee is, or is threatened to be made, a party to any Proceeding brought by or in the right of the Company. The right to indemnification pursuant to this Section 1(b) includes the right to be indemnified against Expenses actually and reasonably paid or incurred by or on behalf of Indemnitee in connection with the Proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company; provided, however, the right to indemnification pursuant to this Section 1(b) does not include indemnification with respect of any claim, issue or matter as to which Indemnitee shall have been adjudged to be liable to the Company unless and only to the extent the Court of Chancery of the State of Delaware or the court in which the Proceeding was brought shall determine upon application that Indemnitee, despite the adjudication of liability but in view of all the circumstances of the case, is fairly and reasonably entitled to indemnification for Expenses the Court of Chancery or the court in which the Proceeding was brought deems proper.

(c) Indemnification for Expenses of Party Who is Wholly or Partly Successful. To the fullest extent permitted by law, and in addition to, and without regard to any limitations on, the rights provided for in Section 1(a) and Section 1(b), Indemnitee shall be entitled to indemnification pursuant to this Section 1(c) to the extent Indemnitee has been successful on the merits or otherwise in defense of any Proceeding, or in defense of any claim, issue, or matter in any Proceeding, against Expenses actually and reasonably paid or incurred by or on behalf of Indemnitee in connection with the Proceeding or any claim, issue, or matter in the Proceeding. If Indemnitee is not wholly successful on the merits or otherwise in the Proceeding, but is successful on the merits or otherwise as to one or more but less than all claims, issues or matters in the Proceeding, Indemnitee shall be entitled to indemnification against Expenses actually and reasonably paid or incurred by or on behalf of Indemnitee in connection with each claim, issue, or matter on which Indemnitee has been successful on the merits or otherwise. The dismissal, with or without prejudice, of a Proceeding, or any claim, issue or matter in a Proceeding, without payment by or on behalf of Indemnitee of any judgment, penalty, fine, or amount paid in settlement, or any portion of any judgment, penalty, fine, or amount paid in settlement, shall be deemed a successful result on the merits or otherwise as to the Proceeding, claim, issue, or matter.

(d) Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification for some or a portion of any amount of any judgment, penalty, fine, amount paid in settlement, or Expenses, but not for the total amount, the Company shall indemnify Indemnitee for the portion of the amount of any judgment, penalty, fine, amount paid in settlement or Expenses to which Indemnitee is entitled to indemnification.

(e) Indemnification by Subsidiary of Company. In addition to, and without regard to any limitations on, the rights provided for in this Agreement, if Indemnitee serves, now or in the future, as a director, officer, employee, agent of, or in any other capacity with, any Subsidiary (defined in Section 13(h)) of the Company, Indemnitee shall be entitled to all rights and remedies provided for under this Agreement from the Subsidiary Indemnitee serves under the same terms and conditions Indemnitee is entitled to all rights and remedies provided for under this Agreement, from the Company. The Company represents that it is or will be duly authorized and empowered on behalf of each Subsidiary Indemnitee serves to provide all rights and remedies provided for under this Agreement under the terms stated in this Section 1(e) , and further agrees to take any and all actions necessary to cause each Subsidiary Indemnitee serves to effectuate the rights and remedies described in this Section 1(e). In the event any Subsidiary of the Company Indemnitee serves to provide Indemnitee the rights and remedies described in this Section 1(e), the Company agrees to provide Indemnitee the rights and remedies described in this Section 1(e) that the Subsidiary fails to provide Indemnitee. The rights and remedies described in this Section 1(e) are not exclusive of any other rights and remedies Indemnitee may have from the Subsidiary under statute, certificate of incorporation, bylaw, resolution of the board of directors or other governing body of the subsidiary, vote of stockholders of the subsidiary, or any other agreement.

2. Additional Indemnification. To the fullest extent permitted by law, and in addition to, and without regard to any limitations on, the indemnification provided for in Section 1 of this Agreement, Indemnitee shall be entitled to indemnification and to be held harmless if, by reason of Indemnitee’s Corporate Status, Indemnitee is, or is threatened to be made, a party to any Proceeding, whether brought by or in the right of the Company or not brought by or in the right of the Company, against all judgments, penalties, fines, and amounts paid in settlement, and Expenses actually and reasonably paid or incurred by or on behalf of Indemnitee in connection with the Proceeding.

3. Contribution.

(a) To the fullest extent permitted by law, and in addition to, and without regard to any limitations on, the indemnification provided for in Section 1 and Section 2 of this Agreement, Indemnitee shall be entitled to contribution from the Company in any Proceeding in which Indemnitee and the Company are jointly liable (or would be jointly liable if the Company were named as a party in the Proceeding), and the Company shall pay the entire amount of judgments, penalties, fines, amounts paid in settlement, and Expenses actually and reasonably paid or incurred by or on behalf of Indemnitee in connection with the Proceeding, without requiring Indemnitee to contribute to the payment, and the Company shall have no right of contribution against Indemnitee.

(b) Without diminishing or impairing the obligations of the Company provided for in Section 3(a) of this Agreement, if, for any reason, Indemnitee shall elect or be required to pay all or any portion of any judgment, penalty, fine, or amount paid to settle any Proceeding in which the Company is jointly liable with Indemnitee (or would be jointly liable if the Company were named as a party in the Proceeding), Indemnitee shall be entitled to contribution from the Company, and the Company shall pay the proportion of the judgment, fine, penalty, or amount paid to settle reflecting the relative benefits received by the Company and all directors, officers, employees, and agents of the Company, and others serving the Company in any other capacity, other than Indemnitee, who are jointly liable with Indemnitee (or would be jointly liable if named as a party or parties in the Proceeding), on the one hand, and Indemnitee, on the other hand, from the conduct, transaction, or events from which the Proceeding arose; provided, however, that the proportion determined on the basis of relative benefits may, to the extent necessary to conform to law, be further adjusted by reference to the relative fault of the Company and all officers, directors, employees, and agents of the Company, and others serving the Company in any other capacity, other than Indemnitee, who are jointly liable with Indemnitee (or would be jointly liable if named as a party or parties in the Proceeding), on the one hand, and Indemnitee, on the other hand, in connection with the conduct, transaction, or events from which the Proceeding arose, as well as any other equitable considerations applicable law may require or permit to be considered. The relative benefits and relative fault of the Company and all directors, officers, employees, and agents of the Company, and others serving the Company in any other capacity, other than Indemnitee, who are jointly liable with Indemnitee (or would be jointly liable if named as a party or parties in the Proceeding), on the one hand, and Indemnitee, on the other hand, shall be determined by reference to, among other things, the degree to which their actions were motivated by intent to gain personal profit or advantage, the degree to which their liability is primary or secondary, and the degree to which their conduct is active or passive.

(c) The Company shall indemnify and hold Indemnitee harmless from any claims of contribution brought against Indemnitee by directors, directors, employees, or agents of the Company or others serving the Company in any other capacity who may be jointly liable with Indemnitee.

4. Indemnification for Expenses of Witness. To the fullest extent permitted by law, and in addition to, and without regard to any limitations on, the indemnification provided for in Section 1 and Section 2 of this Agreement, Indemnitee shall be indemnified in any Proceeding in which Indemnitee is not a party or threatened to be made a party against Expenses actually and reasonably paid or incurred by or on behalf Indemnitee if Indemnitee is, by reason of Indemnitee’s Corporate Status, a witness, or responds, or is asked to respond, to discovery requests in the Proceeding.

5. Advancement of Expenses. To the fullest extent permitted by law, and in addition to, and without regard to any limitations on, the indemnification provided for in Section 1 and Section 2 of this Agreement, Indemnitee shall be entitled to advancement from the Company of Expenses actually and reasonably paid or incurred by or on behalf of Indemnitee in defending any Proceeding in advance of the final disposition of the Proceeding upon receipt, to the extent required by law, of a written undertaking by or on behalf of Indemnitee to repay the amount or amounts advanced if it shall ultimately be determined that Indemnitee is not entitled to be indemnified by the Company for the expenses advanced. The undertaking shall be unsecured and interest free and the Company shall accept the undertaking without regard to Indemnitee’s financial ability to repay expenses advanced. Expenses shall be advanced within thirty (30) calendar days after the receipt by the Company, whether prior to or following final disposition of the Proceeding, of a written request, including documentation and information reasonably available to Indemnitee and reasonably necessary to determine whether Indemnitee is entitled to indemnification and reasonably evidencing the Expenses actually and reasonably paid or incurred by or on behalf of Indemnitee for which advanced is sought. Any failure of Indemnitee to provide the request for advancement to the Company in the manner required by this Section 5, or to provide the request for advancement in a timely manner, shall not relieve the Company of its obligations under this Agreement, unless, and only to the extent, the failure actually and materially prejudices the Company. The right to advancement under this Section 5 does not include advancement of Expenses incurred defending any claim for which indemnification is not permitted pursuant to Sections 9(a) and (b) of this Agreement.

6. Procedures and Presumptions for Determination of Entitlement to Indemnification. The following procedures and presumptions govern requests for indemnification under this Agreement.

(a) To obtain indemnification under this Agreement, Indemnitee shall submit to the Company a written request, including documentation and information reasonably available to Indemnitee and reasonably necessary to determine whether Indemnitee is entitled to indemnification and reasonably evidencing the judgment, penalty, fine, amount paid in settlement, or Expenses actually and reasonably paid or incurred by or on behalf of Indemnitee for which indemnification is sought. Any failure of Indemnitee to provide the request for indemnification to the Company in the manner required by this Section 6(a), or to provide the request for indemnification in a timely manner, shall not relieve the Company of its obligations under this Agreement, unless, and only to the extent, the failure actually and materially prejudices the Company.

(b) A determination with respect to Indemnitee’s entitlement to indemnification shall be made by the Company as promptly as practicable following final disposition of the Proceeding and a request by Indemnitee for indemnification pursuant to Section 6(a) of the Agreement: provided, however, that a determination with respect to entitlement to indemnification pursuant to Section 1(a) or Section 1(b) of this Agreement shall be made by the Company only as authorized in the specific case upon a determination that indemnification is proper under the circumstances because Indemnitee has met the applicable standard of conduct provided for in Section 1(a) or Section 1(b) of this Agreement, and, provided further, that if Indemnitee is a director or officer of the Company at the time of the determination, the determination shall be made: (A) (1) by a majority vote of the directors who are not parties to the Proceeding, even though less than a quorum, (2) by a committee of directors who are not parties to the Proceeding designated by a majority vote of the directors who are not parties to the Proceeding, even though less than a quorum, or (3) if there are no directors who are not parties to the Proceeding, or if the directors who are not parties to the Proceeding so direct, by Independent Counsel (defined in Section 13(f)) in a written opinion, a copy of which shall be delivered to Indemnitee, or (B) by the stockholders of the Company holding a majority of the outstanding voting stock of the Company; provided, further, that in the event of a Change in Control (defined in Section 13(b)) the determination shall be made by Independent Counsel in a written opinion, a copy of which shall be delivered to Indemnitee. The person, persons, or entity making the determination with respect to Indemnitee’s entitlement to indemnification shall act reasonably and in good faith in making the determination. If a determination is made that Indemnitee is entitled to indemnification pursuant to this Section 6(b), the Company shall pay the amount to which Indemnitee is entitled within ten (10) calendar days of the determination.

(c) If the determination with respect to Indemnitee’s entitlement to indemnification is to be made by Independent Counsel pursuant to Section 6(b) of this Agreement, Independent Counsel shall be selected by the Company, with written notice to Indemnitee, and Indemnitee may, within ten calendar (10) days after receipt of written notice, deliver to the Company a written objection to the selection on the ground that the Independent Counsel does not meet the requirements of the “Independent Counsel” stated in Section 13(f) of this Agreement and include the factual basis of the objection. If a timely written objection is made, the Independent Counsel selected by the Company shall not serve until the objection is withdrawn or the Court of Chancery of the State of Delaware has resolved the dispute, upon application of either the Company or Indemnitee. The Company shall pay all Expenses actually and reasonably incurred by or on behalf of the Independent Counsel in connection with acting pursuant to Section 6(b) of this Agreement. The Company shall pay all Expenses actually and reasonably paid or incurred by or on behalf of Indemnitee in connection with any proceeding in the Court of Chancery of the State of Delaware in connection with resolving any dispute concerning the selection of Independent Counsel pursuant to this Section 6(c).

(d) In making a determination with respect to Indemnitee’s entitlement to indemnification under Section 1(a) and Section 1(b) of this Agreement, the person or persons or entity making the determination shall presume Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal Proceeding, had no reasonable cause to believe the Indemnitee’s conduct was unlawful, and that Indemnitee is entitled to indemnification. This presumption may be overcome only upon a showing by clear and convincing evidence that Indemnitee failed to act in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal Proceeding, had no reasonable cause to believe the Indemnitee’s conduct was unlawful, and is not entitled to indemnification. A determination by the Company that Indemnitee failed to act in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal Proceeding, had no reasonable cause to believe the Indemnitee’s conduct was unlawful, and is not entitled to indemnification, whether made by directors who are not parties to the Proceeding, Independent Counsel, stockholders, or anyone else, shall not create a presumption that Indemnitee failed to act in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal Proceeding, had no reasonable cause to believe the Indemnitee’s conduct was unlawful, and is not entitled to indemnification, and shall not constitute a defense in an action for indemnification by Indemnitee against the Company. The Company in an action for indemnification by Indemnitee has the burden of proving by clear and convincing evidence that Indemnitee failed to act in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal Proceeding, had no reasonable cause to believe the Indemnitee’s conduct was unlawful, and is not entitled to indemnification. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, or, with respect to any criminal Proceeding, had reasonable cause to believe that Indemnitee’s conduct was unlawful, and is not entitled to indemnification.

(e) In making a determination with respect to Indemnitee’s entitlement to indemnification under Section 1(a) and Section 1(b) of this Agreement, Indemnitee shall be deemed to have acted in good faith if Indemnitee’s action or failure to take action is based on the records or books of account of the Company or Enterprise (defined in Section 13(d)), including financial statements, or on information supplied to Indemnitee by a director, officer, general partner, managing member, or trustee of the Company or Enterprise, in the course of his, her, or their duties, or on the advice of legal counsel for the Company or Enterprise or on information or records given or reports made to the Company or Enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Company or Enterprise. The provisions of this Section 6(e) shall not be deemed to be exclusive or to limit in any way other circumstances by which Indemnitee may be deemed or found to have acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, had no reasonable cause to believe the Indemnitee’s conduct was unlawful. The knowledge and/or actions, or failure to act, of any director, officer, agent, or employee of the Company or Enterprise, or anyone serving the Company or Enterprise in any other capacity, shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.

(f) In making a determination with respect to Indemnitee’s entitlement to indemnification under Section 1(a) and Section 1(b) of this Agreement, Indemnitee shall be deemed to have acted in a manner “not opposed to the best interests of the Company” where Indemnitee serves at the request of the Company as a director, officer, employee, or agent or in any other capacity that imposes duties on, or involves services with respect to, an employee benefit plan, its participants, or beneficiaries, and Indemnitee acts in good faith and in a manner Indemnitee reasonably believed to be in the best interests of the participants and beneficiaries of an employee benefit plan.

(g) In making a determination with respect to Indemnitee’s entitlement to indemnification under Section 1(c) of this Agreement, the person or persons or entity making the determination shall presume that Indemnitee has been successful on the merits or otherwise in a Proceeding that is resolved in any manner other than by judgment against Indemnitee (including, without limitation, settlement of the Proceeding with or without payment of money or other consideration). This presumption may be overcome only upon a showing by clear and convincing evidence that Indemnitee was not successful on the merits or otherwise. A determination by the Company that Indemnitee was not successful on the merits or otherwise shall not constitute a defense in an action for indemnification by Indemnitee against the Company. The Company in an action for indemnification by Indemnitee has the burden of proving by clear and convincing evidence that Indemnitee was not successful on the merits or otherwise. The Company acknowledges that a settlement or other disposition short of final judgment may constitute success on the merits or otherwise if it permits Indemnitee to avoid expense, delay, distraction, disruption and uncertainty.

(h) If no determination is made pursuant to Section 6(b) of this Agreement with respect to a request by Indemnitee for indemnification pursuant to Section 6(a) of this Agreement within sixty (60) calendar days of the later of the final disposition of the Proceeding and the request for indemnification, the determination shall be deemed to have been made in favor of Indemnitee and Indemnitee shall be entitled to indemnification as if a determination had been made in favor of Indemnitee and the Company shall pay the amount to which Indemnitee is entitled within ten (10) calendar days absent (i) a misstatement by Indemnitee in Indemnitee’s request for indemnification of a material fact, or an omission of a material fact necessary to make Indemnitee’s statement not materially misleading, or (ii) a prohibition of indemnification under applicable law; provided, however, that the sixty (60) calendar day period provided for in this Section 6(h) may be extended for a reasonable time, not to exceed an additional thirty (30) calendar days, if the person, persons, or entity making the determination requires additional time to obtain or evaluate documentation and information relating to Indemnitee’s entitlement to indemnification; and provided, further, that the sixty (60) calendar day period provided for in this

Section 6(h) shall not apply if the determination with respect to Indemnitee’s entitlement to indemnification is to be made by the stockholders pursuant to Section 6(b) of this Agreement, if (A) the Company, within fifteen (15) calendar days after receipt by the Company of Indemnitee’s request for indemnification, determines to submit the determination with respect to Indemnitee’s entitlement to indemnification to the stockholders for their consideration at an annual meeting of stockholders to be held within forty five (45) calendar days after receipt of Indemnitee’s request for indemnification, the annual meeting of stockholders meeting is held within forty five (45) calendar days after receipt of Indemnitee’s request for indemnification, and the determination is made at the annual meeting of stockholders held within forty five (45) calendar days after receipt of Indemnitee’s request for indemnification, or (B) the Company, within fifteen (15) days after receipt by the Company of Indemnitee’s request for indemnification, calls a special meeting of stockholders to be held within forty five (45) calendar days of Indemnitee’s request for indemnification for the purpose of determining Indemnitee’s entitlement to indemnification, the special meeting of stockholders is held within forty five (45) calendar days of Indemnitee’s request for indemnification, and the determination of Indemnitee’s right to indemnification is made at the special meeting of stockholders held within forty five (45) calendar days after receipt of Indemnitee’s request for indemnification.

(i) Indemnitee shall cooperate with the person, persons, or entity making the determination pursuant to Section 6(b) of this Agreement with respect to Indemnitee’s entitlement to indemnification, including providing documentation and information that is reasonably available to Indemnitee and reasonably necessary to the determination, and not privileged or otherwise protected from disclosure. The Company shall pay Expenses actually and reasonably paid or incurred by or on behalf of Indemnitee in providing documentation and information pursuant to this Section 6(i) to the Company within ten (10) calendar days after the Company’s receipt of a request reasonably evidencing Expenses actually and reasonably paid or incurred by or on behalf of Indemnitee pursuant to this Section 6(i).

7. Remedies of Indemnitee.

(a) In the event that (i) a determination is made pursuant to Section 6(b) of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) no determination is made with respect to Indemnitee’s entitlement to indemnification is made pursuant to Section 6(b) within the time period provided for in Section 6(g) of this Agreement, (iii) payment of indemnification is not made within the time period provided for in Section 6(b), (iv) payment of Expenses is not made within the time period provided for in Section 6(h) of this Agreement, or (v) Expenses are not advanced pursuant to Section 5 of this Agreement within the time period provided for in Section 5, Indemnitee shall be entitled to an adjudication in the Court of Chancery of the State of Delaware (or, if the Court of Chancery lacks jurisdiction, in any other state or federal court sitting in the State of Delaware having jurisdiction) or, to the extent provided for in Section 1(b) of this Agreement, in the court in which the Proceeding for which indemnification is sought was brought.

(b) In the event of a determination pursuant to Section 6(b) of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding with respect to the determination pursuant to Section 6(b) shall be conducted in all respects as a de novo proceeding, and Indemnitee shall not be prejudiced by reason of the determination under Section 6(b).

(c) In the event of a determination pursuant to Section 6(b) of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by the determination pursuant to Section 6(b) in any judicial proceeding, except in the event of (i) a misstatement by Indemnitee in Indemnitee’s request for indemnification of a material fact, or an omission of a material fact necessary to make Indemnitee’s statement not materially misleading, or (ii) a prohibition of indemnification under applicable law.

(d) In the event Indemnitee seeks an adjudication of a dispute pursuant to Section 7(a) of this Agreement, or to recover under any directors’ and officers’ liability insurance policies maintained by the Company, the Company shall pay Indemnitee Expenses actually and reasonably paid or incurred by or on behalf of Indemnitee in connection with the adjudication of the dispute or to recover under any directors’ and officers’ liability insurance policies maintained by the Company, regardless of the outcome of the of the dispute, whether Indemnitee is ultimately determined to be entitled to indemnification, contribution, advancement, insurance recovery, or any other relief. The Company shall make any payment required by this Section 7(d) within thirty (30) calendar days after the receipt by the Company of a statement or statements from Indemnitee requesting payment including documentation and information reasonably available to Indemnitee and reasonably necessary to determine whether and to what extent Indemnitee is entitled to payment. It is the intent of the Company and Indemnitee that, to the fullest extent permitted by law, Indemnitee shall not be required to incur Expenses in connection with the interpretation, enforcement or defense of Indemnitee’s rights under this Agreement because requiring Indemnitee to do so would substantially detract from the benefits intended to be extended to the Indemnitee under this Agreement.

(e) The Company shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section 7 that the procedures, presumptions, and other provisions of this Agreement are not valid, binding, and enforceable, and shall stipulate in any judicial proceeding commenced pursuant to this Section 7 that the Company is bound by all provisions of this Agreement.

(f) Notwithstanding anything in this Agreement to the contrary, no determination concerning Indemnitee’s entitlement to indemnification under this Agreement shall be required to be made prior to the final disposition of the Proceeding for which indemnification is sought.

(g) Interest shall be paid by the Company to Indemnitee at the legal rate of interest under Delaware law for amounts the Company is obligated to indemnify or advance under the Certificate of Incorporation, Bylaws, resolution of the Board, vote of stockholders, this Agreement, or any other agreement concerning indemnification or advancement. Interest shall commence ten (10) calendar days after the date Indemnitee requests indemnification or advancement and end on the date on which payment is made to Indemnitee.

8. Non-Exclusivity; Survival of Rights; Insurance; Primacy of Indemnification; Subrogation.

(a) The rights and remedies provided for by this Agreement shall not be deemed exclusive of any other rights and remedies to which Indemnitee may at any time be entitled under applicable law, the Company’s Certificate of Incorporation and Bylaws, resolution of the Board, vote of stockholders, or any other agreement, on the date this Agreement is entered into or in the future. The rights and remedies provided for by this Agreement are cumulative and in addition to any other rights and remedies provided for under applicable law, the Company’s Certificate of Incorporation and Bylaws, resolution of the Board, vote of stockholders, or any other agreement, on the date of this Agreement is entered into or in the future. No amendment, alteration, or repeal of this Agreement shall limit or restrict Indemnitee’s rights and remedies under this Agreement with respect to any action taken or not taken by Indemnitee prior to the amendment, alteration, or repeal. No change in the law, whether by statute or judicial decision, shall limit or restrict Indemnitee’s rights and remedies under this Agreement with respect to any action taken or not taken by Indemnitee prior to the change in the law, unless and only to the extent required by the change in law. To the extent that a change in law, whether by statute or judicial decision, provides more favorable rights and remedies to Indemnitee than permitted on the date of this Agreement, Indemnitee is entitled under this Agreement to the more favorable rights and remedies provided for by the change in law. The assertion or employment of any right or remedy under this Agreement shall not prevent the assertion or employment of any other right or remedy.

(b) The Company shall obtain and maintain one or more insurance policies, contracts, or agreements providing Indemnitee with liability insurance providing insurance coverage sufficient to ensure the Company’s performance of its obligations under this Agreement. To the extent the Company maintains one or more insurance policies, contracts, or agreements providing insurance for directors, officers, employees, or agents of the Company, or for anyone serving the Company in any other capacity, or for anyone serving any Enterprise at the request of the Company, Indemnitee shall be covered by the policies, contracts, or agreements in accordance with the terms of the policies, contracts, or agreements to the maximum extent of the coverage available under the policies, contracts, or agreements as any other director, officer, employee, agent of the Company, or anyone else serving the Company in any other capacity or serving an Enterprise at the request of the Company. At the time of the receipt of notice of a claim against Indemnitee covered by one or more insurance policies, contracts, or agreements, the Company shall give notice of the claim to the insurer or insurers in accordance with the terms in the insurance policies, contracts or agreements, and the Company shall take all necessary or desirable action to cause the insurer or insurers to pay to or on behalf of Indemnitee all amounts payable in accordance with the terms of the insurance policies, contracts, or agreements.

(c) The Company hereby acknowledges that Indemnitee has or may in the future have rights to indemnification, contribution, advancement, or insurance provided by Third Party Indemnitors. The Company agrees that the Company is the indemnitor of first resort and that its obligation under this Agreement to provide indemnification, contribution, advancement, and any insurance the Company provides, is primary. The Company agrees that the obligation of Third Party Indemnitors to provide indemnification, contribution, or advancement, and any insurance any Third Party Indemnitors provide for the liabilities or expenses incurred by Indemnitee, are secondary. The Company agrees that the Company is liable for the full amount of any judgment, penalty, fine, amount paid in settlement, and Expenses required to be paid or advanced under the terms of this Agreement or any provision in the Company’s Certificate of Incorporation and Bylaws, resolution of the Board, vote of stockholders, or any other agreement, without regard to any rights Indemnitee may have against Third Party Indemnitors. The Company agrees that it irrevocably waives, relinquishes, and releases Third Party Indemnitors from any and all claims the Company has or may have against Third Party Indemnitors for contribution, subrogation, or any other recovery of any kind with respect to the subject matter of this Agreement. The Company agrees that no payment or advance of expenses by Third Party Indemnitors to or on behalf of Indemnitee with respect to any claim for which Indemnitee has sought indemnification, contribution, advancement, or any other payment from the Company shall affect the rights and obligations stated in this Section 8(c) and that Third Party Indemnitors shall be entitled to contribution and/or be subrogated to the extent of any payment or advance of expenses by Third Party Indemnitors to or on behalf of Indemnitee with respect to any claim for which Indemnitee has sought indemnification, contribution, advancement, or any other payment from the Company. The Company and Indemnitee agree that Third Party Indemnitors are express third party beneficiaries of the terms of this Section 8(c).

(d) Except as provided in Section 8(c) of this Agreement, in the event of any payment to Indemnitee under this Agreement or any provision in the Certificate of Incorporation, Bylaws, resolution of the Board, vote of stockholders, or any other agreement, the Company shall be subrogated to the extent of the payment to all of Indemnitee’s rights of recovery (other than against Third Party Indemnitors), and Indemnitee shall take all action necessary to secure the Company’s rights under this Section 8(d), including execution of all documents necessary to enable the Company to bring suit to enforce the Company’s rights under this Section 8(d).

(e) Except as provided in Section 8(c) of this Agreement, the Company shall not be required under this Agreement or any provision in the Certificate of Incorporation, Bylaws, resolution of the Board, vote of stockholders, or any other agreement, to make any payment or advance any expense otherwise required to be paid or advanced if and to the extent Indemnitee has actually received payment under any insurance policy, contract, or agreement.

(f) Except as provided in Section 8(c) of this Agreement, the Company’s indemnification, contribution, and advancement obligations under this Agreement or any provision in the Certificate of Incorporation, Bylaws, resolution of the Board, vote of stockholders, or any other agreement, with respect to judgments, penalties, fines, amounts paid in settlement, and Expenses incurred in connection with Indemnitee’s service to an Enterprise at the request of the Company shall be reduced by any amount Indemnitee has actually received in indemnification, contribution, or advancement from the Enterprise.

(g) Indemnitee’s rights under this Agreement to receive payments of indemnification, contribution, or advancement shall not be subject to any offset, set-off, or reduction on account of, and shall be separate from, any obligation or liability that Indemnitee may have to the Company, or any subsidiary or affiliate of the Company, or to any Enterprise Indemnitee serves at the request of the Company.

9. Exclusions to Right of Indemnification. Notwithstanding any provision in this Agreement, Indemnitee is not entitled to indemnification or contribution under this Agreement in connection with any claim against Indemnitee:

(a) For which payment has been made to or on behalf of Indemnitee under any insurance policy or other indemnity provision, except with respect to any excess beyond the amount paid under any insurance policy or other indemnity provision, provided, however, that this Section 9(a) shall not affect the rights of Indemnitee or Third Party Indemnitors provided for in Section 8(c) of this Agreement; or

(b) In connection with any Proceeding (or any part of any Proceeding) initiated by Indemnitee prior to a Change in Control, including any Proceeding (or any part of any Proceeding) initiated by Indemnitee prior to a Change in Control against the Company or any of the Company’s directors, officers, employees, or anyone serving the Company in any other capacity, or anyone else indemnified by the Company or an subsidiary or affiliate of the Company, or to any Enterprise Indemnitee serves at the request of the Company, unless (i) the

Board authorizes the Proceeding (or the part of any Proceeding for which indemnification is sought) prior to its initiation, (ii) the claim for which indemnification is sought is a mandatory counterclaim or cross claim by Indemnitee in any Proceeding (or any part of any Proceeding) commenced by the Company or any of the Company’s directors, officers, employees, or anyone else serving the Company in any other capacity, or anyone serving any Enterprise Indemnitee serves at the request of the Company, (iii) the Proceeding is authorized pursuant to Section 7(a) of this Agreement, or (iv) the Company provides the indemnification, in its sole discretion, if permitted under applicable law; or

(c) For an accounting by Indemnitee to the Company of profits made from the purchase and sale (or sale and purchase) by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of state law or common law; or

(d) For reimbursement by Indemnitee to the Company of any bonus or other incentive-based or equity-based compensation or of any profits realized by Indemnitee from the sale of securities of the Company, as required under the Securities Exchange Act of 1934, as amended, including but not limited to reimbursements that arise from an accounting restatement pursuant to Section 304 of the Sarbanes-Oxley Act of 2002, or the payment to the Company of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 306 of the Sarbanes-Oxley Act of 2002; or

(e) For reimbursement by Indemnitee to the Company of any compensation pursuant to any compensation recoupment or clawback policy adopted by the Company, including but not limited to any compensation recoupment or clawback policy adopted in accordance with stock exchange listing requirements implementing Section 10D of the Securities Exchange Act of 1934, as amended; or

(f) For reimbursement by Indemnitee to the Company for judgments, penalties, fines, amounts paid in settlement, and Expenses determined by the Company to have arisen out of Indemnitee’s breach or violation of Indemnitee’s obligations under (i) any employment agreement, between Indemnitee and the Company or (ii) the Company’s Code of Conduct and Ethics, including as amended in the future.

10. Duration of Agreement. All agreements and obligations contained in this Agreement shall continue during the period Indemnitee is a director, officer, employee, or agent or is serving the Company in any other capacity, or is serving the Enterprise at the request of the Company, plus an additional period of six (6) years, and shall continue so long as Indemnitee shall be subject to any Proceeding (or any proceeding commenced under Section 7 of this Agreement) by reason of Indemnitee’s Corporate Status, whether or not Indemnitee is acting or serving in any of the capacities provided for in this Section 10 at the time any liability for any judgment, penalty, fine, amount paid in settlement, or Expense is incurred for which indemnification, contribution, or advancement is provided for under this Agreement. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties to this Agreement and their respective successors, including any direct or indirect successor by purchase, merger, consolidation, or otherwise, to all or substantially all of the business or assets of the Company, assigns, spouses, heirs, executors and personal and legal representatives.

11. Security. The Company, to the extent requested by Indemnitee and agreed to by the Company, may provide security to Indemnitee for the Company’s obligations under this Agreement through an irrevocable bank line of credit, funded trust, or other collateral. Any such security, once provided to Indemnitee, may not be revoked or released without the prior written consent of the Indemnitee.

12. Enforcement.

(a) The Company expressly confirms and agrees that it has entered into this Agreement and assumes the obligations imposed on the Company by this Agreement in order to induce Indemnitee to serve the Company as a director, officer, employee, or agent, or in any other capacity. The Company acknowledges that Indemnitee is relying upon this Agreement in agreeing to serve the Company as a director, officer, employee, or agent, or in any other capacity.

(b) This Agreement constitutes the entire agreement between the Company and Indemnitee with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings, oral, written and implied, between the Company and Indemnitee with respect to the subject matter of this Agreement.

(c) The Company shall not seek from a court, or agree to, a “bar order” that would have the effect of prohibiting or limiting the Indemnitee’s rights under this Agreement.

13. Definitions. For purposes of this Agreement:

(a) “Beneficial Owner” and “Beneficial Ownership” have the meaning set forth in Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended.

(b) A “Change in Control” shall be deemed to occur upon the earliest to occur after the date of this Agreement of any of the following events:

(i) Change in Board. Individuals who, as of the date of this Agreement, constitute the Board, and any new director whose appointment by the Board or nomination by the Board for election by the Company’s stockholders was approved by a vote of at least two-thirds of the directors then still in office who were directors on the date this Agreement is entered into or whose appointment or nomination for election was previously approved in the same manner (collectively, “Continuing Directors”), cease for any reason to constitute a majority of the members of the Board;

(ii) Acquisition of Stock by Third Party. Other than an affiliate of the Company, any Person (defined in Section 13(b)(vi)) is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing fifteen percent (15%) or more of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors, unless (1) the change in the relative Beneficial Ownership of the Company’s securities by any Person results solely from a reduction in the aggregate number of outstanding shares of securities entitled to vote generally in the election of directors, or (2) such acquisition was approved in advance by the Continuing Directors and such acquisition would not constitute a Change in Control under part (iii) of this definition;

(iii) Corporate Transactions. The effective date of a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses (a “Business Combination”), in each case, unless, following such Business Combination: (1) all or substantially all of the individuals and entities who were the Beneficial Owners of securities of the Company entitled to vote generally in the election of directors immediately prior to such Business Combination beneficially own, directly or indirectly, more than 51% of the combined voting power of the then outstanding securities of the surviving or resulting entity or the ultimate parent entity that controls such surviving or resulting entity (the “Successor”) entitled to vote generally in the election of directors of the Successor (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more Subsidiaries (as defined below)) in substantially the same proportions as their ownership immediately prior to such Business Combination, of the securities entitled to vote generally in the election of directors; (2) other than an affiliate of the Company, no Person (excluding any corporation resulting from such Business Combination) is the Beneficial Owner, directly or indirectly, of 15% or more of the combined voting power of the then outstanding securities entitled to vote generally in the election of directors of the successor except to the extent that such Person was the Beneficial Owner, directly or indirectly, of 15% or more of the combined voting power of the Company prior to such Business Combination; and (3) a majority of the board of directors (or comparable governing body) of the Successor were Continuing Directors at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination;

(iv) Liquidation. The approval by the stockholders of the Company of a complete liquidation of the Company or an agreement or series of agreements for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than factoring the Company’s current receivables or escrows due (or, if such stockholder approval is not required, the decision by the Board to proceed with such a liquidation, sale, or disposition in one transaction or a series of related transactions); or

(v) Other Events. There occurs any other event of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or any successor rule) (or a response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934, as amended, whether or not the Company is then subject to such reporting requirement.

(vi) For the purpose of this Section 13(b), “Person” has the meaning set forth in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended; provided, however, that “Person” shall exclude: (i) the Company; (ii) any Subsidiary (defined below) of the Company; (iii) any employment benefit plan of the Company or of a Subsidiary of the Company or of any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company; and (iv) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a Subsidiary of the Company or of a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

(c) “Corporate Status” describes the status of a person who is or was serving the Company or is or was serving the Enterprise at the request of the Company.

(d) “Enterprise” means any corporation, partnership, limited liability company, joint venture, trust, employee benefit plan, or other enterprise Indemnitee is or was serving at the request of the Company as a director, officer, general partner, managing member, employee, agent, or in any other capacity.

(e) “Expenses” means all attorneys’ fees, retainers, court costs, transcript costs, expert fees, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, participating, or being or preparing to be a witness in any Proceeding, or responding to, or objecting to, a request to provide discovery in any Proceeding, and expenses incurred in connection with any appeal in any Proceeding, including, without limitation, the premium, security for, and other costs relating to any bond, supersedeas bond, or other appeal bond or its equivalent. Expenses also include any federal, state, local, or foreign taxes Indemnitee incurs as a result of the actual or deemed receipt of any payments under this Agreement. Expenses also include any excise tax Indemnitee incurs with respect to any employee benefit plan. Expenses do not include judgments, penalties, fines, amounts paid in settlement.

(f) “Independent Counsel” means a law firm, or a member of a law firm, that is experienced in matters of corporation law and is not, and in the past five years has not been, retained to represent (i) the Company or Indemnitee in any matter (other than with respect to matters concerning Indemnitee under this Agreement, or concerning Indemnitee’s rights to indemnification, contribution, or advancement under the Company’s Certificate of Incorporation, Bylaws, resolution of the Board, vote of stockholders, or any other agreement, or of any other indemnitee or indemnitees under an agreement or agreements similar to this Agreement), or (ii) any other party to the Proceeding giving rise to a claim for indemnification. The Independent Counsel shall not be a law firm, or a member of a law firm, who, under the applicable standards of professional conduct, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee’s rights under this Agreement.

(g) “Proceeding” means any threatened, pending, or completed action, suit, proceeding, or investigation, whether brought by or in the right of the Company or otherwise, and whether civil, criminal, administrative, or investigative, in which Indemnitee is, was, or is threatened to be made a party, by reason of any action taken or not taken by Indemnitee while acting in Indemnitee’s Corporate Status, and whether or not Indemnitee is acting or serving in Indemnitee’s Corporate Status at the time any liability or expense is incurred, including a Proceeding pending on or before the date of this Agreement, but excluding a Proceeding initiated by Indemnitee pursuant to Section 7(a) of this Agreement to enforce Indemnitee’s rights under this Agreement.

(h) The term “Subsidiary,” with respect to the Company, shall mean any corporation, limited liability company, partnership, joint venture, trust or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by the Company. The term “Subsidiary,” with respect to any Person, shall mean any corporation, limited liability company, partnership, joint venture, trust or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by that Person.

14. Independent Legal Advice. Indemnitee acknowledges and agrees that the Company has advised Indemnitee to obtain independent legal advice with respect to entering into this Agreement. Indemnitee acknowledges and agrees that Indemnitee has either obtained independent legal advice or has independently determined that Indemnitee does not require independent legal advice. Indemnitee acknowledges and agrees that Indemnitee fully understands the nature and effect of this Agreement and is entering into this Agreement with full knowledge and understanding of the contents of this Agreement and with full capacity to do so.

15. Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision. The invalidity or unenforceability of any provision of this Agreement as to Indemnitee or Third Party Indemnitors shall not affect the validity or enforceability of any provision of this Agreement as to the other. This Agreement is intended to confer upon Indemnitee and Third Party Indemnitors indemnification rights to the fullest extent permitted by applicable law. In the event any provision of this Agreement conflicts with any applicable law, the provision shall be deemed modified, consistent with the intent stated in this Section 15, to the extent necessary to resolve the conflict with applicable law.

16. Modification and Waiver. No supplement, modification, termination, or amendment of this Agreement shall be binding unless executed in writing by the Company and Indemnitee. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions of this Agreement. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a continuing waiver.

17. Notice By Indemnitee. Indemnitee agrees promptly to notify the Company in writing upon being served with or otherwise receiving notice of any summons, citation, subpoena, complaint, indictment, information, or other document relating to any Proceeding or matter that may be subject to indemnification, contribution, or advancement under this Agreement. The failure to notify the Company or any delay in notifying the Company shall not relieve the Company of any obligation the Company has to Indemnitee under this Agreement unless and only to the extent that the failure or delay materially prejudices the Company.

18. Notices Pursuant to this Agreement. All notices and other communications pursuant to this Agreement shall be in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) upon delivery by electronic mail if sent during normal business hours of the recipient, and, if not, then on the next business day, or (c) one business (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt, or (d) five (5) business days after having been sent by registered or certified mail, return receipt requested, postage prepaid. All communications shall be sent

(a) To Indemnitee at the address set forth below Indemnitee’s signature below,

(b) To the Company at:

SOLV Energy, Inc.

16680 W Bernardo Dr

San Diego, CA, 921127

Attention: Chief Legal Officer

E-mail: [REDACTED]

with copies to:

Weil, Gotshal & Manges LLP

767 5th Ave

New York, NY, 10153

Attention: Alex Lynch

  Ashley Butler

E-mail:  [REDACTED]

 [REDACTED]

or to any other address furnished in writing by Indemnitee to the Company or by the Company to Indemnitee.

19. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered by facsimile, electronic mail (including pdf or any electronic signature) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

20. Headings. The headings in this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction of this Agreement.

21. Governing Law; Submission to Jurisdiction; Consent to Service of Process. This Agreement, all questions concerning the construction, interpretation, and validity of this Agreement, the rights and obligations of the parties to this Agreement, all disputes, claims, or causes of action (whether in contract, tort, statute, or otherwise) that may be based on, arise out of, or relate to this Agreement, and the negotiation, execution, or performance of this Agreement (including any dispute, claim, or cause of action based on, arising out of, or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter this Agreement) shall be governed by and construed and enforced in accordance with the laws of the State of Delaware, including its statutes of limitations, without giving effect to any choice or conflict of law provision or rule (whether in Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than Delaware and without regard to any borrowing statute that would result in the application of the statute of limitations of any jurisdiction other than Delaware, and even if the substantive law of a jurisdiction other than Delaware would apply under the law of any jurisdiction other than Delaware. The Company and Indemnitee submit to the exclusive jurisdiction of the Court of Chancery of the State of Delaware (or if the Court of Chancery lacks jurisdiction, any other state or federal court in the State of Delaware) over all disputes, claims, or causes of action (whether in contract, tort, statute, or otherwise) that may be based on, arise out of, or relate to this Agreement, or the negotiation, execution, or performance of this Agreement (including any dispute, claim, or cause of action based on, arising out of, or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement). The Company and Indemnitee irrevocably waive, to the fullest extent permitted by law, any objection the Company and Indemnitee may have now or in the future, to the venue of any dispute brought in the Court of Chancery of the State of Delaware (or if the Court of Chancery lacks jurisdiction, any other state or federal court in the State of Delaware) or any defense of inconvenient forum in any suit in the Court of Chancery of the State of Delaware (or if such court lacks jurisdiction, any other state or federal court sitting in the State of Delaware) with respect to any disputes, claims, or causes of action (whether in contract, tort, statute, or otherwise) that may be based on, arise out of, or relate to this Agreement, and the negotiation, execution, or performance of this Agreement

(including any dispute, claim, or cause of action based on, arising out of, or related to any representation or warranty made in or in connection with this Agreement or as an inducement to enter this Agreement). The Company and Indemnitee agree that a judgment in any lawsuit arising out of any disputes, claims, or causes of action under this Agreement may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. This Agreement shall be deemed to be a contract made under seal. The Parties each consent to the service of process in any suit with respect to any dispute under this Agreement by the delivery of process in accordance with the provisions of Section 18 of this Agreement.

22. Waiver of Jury Trial. THE COMPANY AND INDEMNITEE HEREBY EXPRESSLY WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY DISPUTE, CLAIM, OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT, STATUTE, OR OTHERWISE) BROUGHT BY OR AGAINST IT THAT MAY BE BASED ON, ARISE OUT OF, OR RELATE TO THIS AGREEMENT, AND THE NEGOTIATION, EXECUTION, OR PERFORMANCE OF THIS AGREEMENT, INCLUDING ANY DISPUTE, CLAIM, OR CAUSE OF ACTION BASED ON, ARISING OUT OF OR RELATED TO ANY REPRESENTATION OR WARRANTY MADE IN OR IN CONNECTION WITH THIS AGREEMENT OR AS AN INDUCEMENT TO ENTER INTO THIS AGREEMENT.

SIGNATURE PAGE TO FOLLOW

IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement on and as of the day and year first above written.

SOLV Energy, Inc.

By:
Name:
Title:

INDEMNITEE

Name:

Address:

[SIGNATURE PAGE TO INDEMNIFICATION AGREEMENT]

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